UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2008

K's Media

(Previously KINGLAKE RESOURCES, INC.)
(Exact name of registrant as specified in its charter)

Nevada	000-52760	75-3263792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

Suite 500-666 Burrard Street, Vancouver, BC, V6C 3P6 Canada

(Address of principal executive offices, including zip code)

604-642-6149

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 8.01 Other Events.

The Registrant disclosed that it changed its name to K's Media on March 11, 2008, which will be more consistent with its business activities in the media and advertisement industries in China. In connection with the name change, NASDAQ awarded the Registrant with a new trading symbol of "KVME", effective March 26, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K's Media

Date: March 25, 2008	By:	/s/ Ke Wang
Name: Ke Wang
Title: Chairman